UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2023

ADVANCED DRAINAGE SYSTEMS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-36557	51-0105665
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard,			43026
Hilliard,	Ohio
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (614) 658-0050
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Drainage Systems, Inc. (the “Company”) was held via webcast on July 20, 2023, at 10:00 a.m. Eastern Time. Stockholders were able to participate in the Annual Meeting and vote via live webcast. Stockholders considered three proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on June 7, 2023. The final voting results are reported below.
Proposal One:
Election of twelve directors, including D. Scott Barbour, Anesa T. Chaibi, Michael B. Coleman, Robert M. Eversole, Alexander R. Fischer, Tanya D. Fratto, Kelly S. Gast, M.A. (Mark) Haney, Ross M. Jones, Manuel Perez de la Mesa, Carl A. Nelson, Jr., and Anil Seetharam, to serve for a one-year term until the 2024 annual meeting of stockholders, or until his or her successor has been elected and qualified.
The Company’s stockholders elected each of the eight nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
D. Scott Barbour	67,660,727	401,346	173,520	2,395,649
Anesa T. Chaibi	67,021,247	952,824	261,522	2,395,649
Michael B. Coleman	66,569,190	1,481,282	185,121	2,395,649
Robert M. Eversole	64,479,530	3,534,927	221,136	2,395,649
Alexander R. Fischer	53,352,899	14,668,026	214,668	2,395,649
Tanya D. Fratto	66,187,884	1,785,992	261,717	2,395,649
Kelly S. Gast	67,499,938	474,156	261,499	2,395,649
M.A. (Mark) Haney	67,099,255	921,641	214,697	2,395,649
Ross M. Jones	67,006,631	1,014,223	214,739	2,395,649
Manuel Perez de la Mesa	67,036,275	1,014,447	184,871	2,395,649
Carl A. Nelson, Jr.	66,471,911	1,549,560	214,122	2,395,649
Anil Seetharam	65,634,703	2,423,435	177,455	2,395,649
Proposal Two: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024.
The Company’s stockholders ratified the selection of Deloitte & Touche LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
63,828,969	6,526,464	275,809	—
Proposal Three: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement.
The Company’s stockholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
60,739,902	6,572,275	923,416	2,395,649

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: July 21, 2023	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO & Secretary
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